UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): ____December 3, 2025______

I-ON DIGITAL CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-54995	46-3031328
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

1244 N. Stone St. Unit #3
Chicago, Illinois	60610
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (866) 440-2278

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	IONI	OTC Markets

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

As previously disclosed, I-On Digital Corporation (the “Company”) entered into an engagement letter (the “Agreement”), dated November 18, 2025 with Craft Capital Management LLC (“Craft Capital”) with Craft Capital having the exclusive right to act as the sole manager and bookrunner for the underwriting of an initial public offering (“IPO”) on The Nasdaq Stock Market LLC on a firm commitment basis of shares of the Company’s common stock (the “Shares”) by the Company or its subsidiaries. The Agreement is for a term of 12 months. The Agreement does not constitute a commitment by Craft Capital to purchase Shares of the Company and does not guarantee the completion of the IPO or the securing of any other financing on behalf of the Company.

The Company has agreed to pay Craft Capital an underwriting discount or spread of 7.5% of the IPO price. In addition, pursuant to the Agreement, the Company has also agreed to grant to Craft Capital, or its designees, at the closing, warrants to purchase that number of Shares equal to 7.0% of the aggregate number of Shares sold in the IPO (the “Underwriter’s Warrants”) The Underwriter’s Warrants issued to Craft Capital will have a term of five years and an exercise price equal to 125.0% of the IPO price her Share at the IPO.

The Company also agreed to pay Craft Capital a non-accountable expense allowance of 1.0% payable at the closing of the IPO, up to $150,000 for fees and expenses of legal counsel and other out-of-pocket expenses, and a $25,000 advance toward IPO expenses due and payable immediately upon signing the Agreement. The Agreement has indemnity and other customary provisions.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits:

Exhibit No.	Description
99.1	Press Release dated November 24, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

I-ON DITIGAL CORPORATION

Date: December 3, 2025	By:	/s/ Carlos X. Montoya
Carlos X. Montoya Chief Executive Officer